UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 10/31

Date of reporting period:    10/31/13

Item 1.  Reports to Stockholders.

Marathon Value Portfolio

Annual Report

October 31, 2013

Fund Advisor:

Spectrum Advisory Services, Inc.

1050 Crown Pointe Parkway, Suite 750

Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

                                                                                                       October 31, 2013

Dear Fellow Shareholders,

In the following Management Discussion and Analysis, you will find details of performance results and the report of a good year for your fund.

What many of you want is the secret of how to buy stocks that will go higher.  Here it is - pick various combinations of either two, three or four letters. Then look at a list of stock symbols, and when one of your combinations matches, buy it.  I caution that this system may have worked well in 2013, but is not one we would ever recommend, and one that will not work in the future.

The Federal Reserve Board has chosen to continue its policy of “quantitative easing” longer than most observers imagined.  Quantitative easing means that the Federal Reserve buys treasury debt and mortgage securities from banks.  The money from these purchases goes into bank reserves that can be lent or kept as reserves at the Federal Reserve, which pays interest on them.  The increase in the money supply has gone into financial markets and bank reserves.  Little of it has been lent to companies or consumers, and the money thus far is not circulating in the economy.

As a consequence, stocks have had an easy time of it.  Since on most days market participants have a very short-term outlook, there is little attention given to the longer term consequences of this policy.  Unfortunately, those who have longer term responsibilities think about the consequences. As a result, corporations and consumers (except the wealthy beneficiaries of the explosion in asset prices) have not revived the economy by capital investment and spending to the extent the Federal Reserve expected.  The uncertainties weigh heavily on their minds.

Although the policy has not worked, it is in force as of now.  When the Fed Chair hinted in May and June that the Federal Reserve might taper their debt purchases, the markets, especially the bond markets, fell.  Would they have fallen more if they actually did buy fewer bonds?  My point in this discussion is that both the economy and the financial markets are subjects in a novel experiment, the results of which are unknowable.

To the extent that we are able, we try not to rely upon the Federal Reserve’s largesse.  Our aim is still to try to make investments in companies that are compounding returns for the benefit of their shareholders.  We continue to look for companies whose share prices we believe contain the right mix of risk and return.

Thanks to all for your continued confidence.

Sincerely,

Marc Heilweil

                                                                                                       October 31, 2013

MANAGEMENT DISCUSSION

Over  the  six-month  period  ending October 31,  2013,  Marathon  Value  (“Marathon”  or  “the Fund”) returned +10.45%.  Marathon’s annualized performance since inception (March 28, 2000) is +8.03%.  The comparable total returns for the S&P 500 benchmark are +11.14% and +3.07%.  Since the Fund’s inception, the Fund’s cumulative total return has been +185.61%, versus the S&P500’s cumulative total return of +50.86% for a total return differential of +134.75% for Marathon.

PERFORMANCE SUMMARY

For Calendar Year
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	Year-to- Date 2013 as of 10/31/13	Since Inception as of 10/31/13
Marathon Value Portfolio S&P 500 Index	16.06% -11.67%	4.70% -11.89%	-11.00% -22.10%	26.20% 28.68%	14.03% 10.88%	6.20% 4.91%	11.76% 15.79%	3.10% 5.49%	-23.33% -37.00%	20.29% 26.46%	15.87% 15.06%	1.76% 2.11%	12.91% 16.00%	22.17% 25.30%	185.61% 50.86%

Annualized Total Returns
For the Periods Ended October 31, 2013
	One Year	Three Year Average	Five Year Average	Ten Year Average	Since Inception
Marathon Value Portfolio S&P 500 Index	25.48% 27.18%	14.33% 16.56%	13.47% 15.17%	8.39% 7.46%	8.03% 3.07%

The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus, before waivers and reimbursements is 1.20% (1.20% after waivers and reimbursements by the Advisor).  The Advisor has contractually agreed to waive its fees and/or cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through March 8, 2014.

* March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon.  Returns for 2000 are from 03/28/00 through 12/31/00. Returns are not annualized, except where noted. Performance quoted is past performance. The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting  www.marathonvalue.com or by calling 1-800-788-6086.  The index is unmanaged, and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

You  should  carefully  consider  the  investment  objectives,  potential  risks,  management  fees,  and  charges  and expenses of the Fund before investing.  The Fund's Prospectus contains this and other information about the Fund and should be read carefully before investing.  You may obtain a current copy of the Fund's Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

2936-NLD-11/26/2013

                                                                                                       October 31, 2013

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through October 31, 2013.   The Fund’s return represents past performance and does not guarantee future results.  The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling 1-800-788-6086 or visiting  www.marathonvalue.com.  The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

MANAGEMENT DISCUSSION

The past twelve months have been good to holders of equities, but we are now faced with new challenges as stock pickers.  Simply put, the stock market is trading at an above-average valuation with below-average economic prospects.  Market participants have increased the amount they are willing to pay for a dollar of earnings, especially among companies with superior management and operating histories.  While there are few bargains to be found, it is important to view the market as a group of

                                             October 31, 2013

individual stocks.  When viewed in that light, one will notice some stocks and sectors trading at greatly inflated values, while some parts of the market trade closer to average valuation metrics.

The fund is positioned conservatively with sizeable liquidity, including cash and short-term bonds, so in the case of a market correction we can buy shares of companies we like but that we have previously been unable to buy at an acceptable price.  In addition to keeping an eye out for buying opportunities, we will reduce our stake in companies when we think we can redeploy the proceeds into stocks that have better prospects for appreciation.  While it is nearly impossible to quantify, we feel as though the market is becoming more “stock-specific,” in that stocks are reacting to company-specific data more than they are rising or falling in lockstep.

Since this summer, the market has seen a worrisome trend in the reemergence of momentum stocks.  Such shares attract buyers largely because they are rising and because it is assumed that the trend will continue.

Below, we discuss three of the fund’s top performers and two stocks that were a drag on our results.

Graco (GGG, +63.34%, 3.2% of portfolio) has experienced strong demand in its North American contractor segment, helping to offset weakness elsewhere in its portfolio.  Management’s focus on operational excellence has led to some of the most impressive financial metrics in the industrial sector.

Bank of Internet (BOFI, +114.86%, 1.2% of portfolio) gained market share even as higher interest rates presented challenges in mortgage origination.  As a small fish in an ocean of the banking industry, they can be choosier in their underwriting than mega-banks, still allowing them the potential to grow rapidly off their own relatively small base while retaining better-than-average loan standards.  They are mitigating the negative impacts of slowing mortgage activity with revenue streams in new areas.

Arc welding leader Lincoln Electric (LECO, +61.96%, 1.54% of portfolio) is an example of how our strategy to own well-run companies pays off.  They have faced a sluggish environment in Asia due to slowdowns in such industries as shipbuilding and steel fabrication.  Sales for the nine months ended in October were negative because of those sluggish end markets and negative currency moves, but net income grew 5% even when including a higher tax rate and asset impairment charges.  2013 is not turning out to be a big year for Lincoln in terms of sales, but the share price reflects a high value placed on a well-run company.

Allied Nevada (ANV, -88.92%, 0.23% of portfolio) has been the fund’s worst performer in years.  In addition to falling gold prices, the company’s cash cost per ounce sold has skyrocketed due to management and operational problems.  New managers are attempting to right the ship.

International Business Machines (IBM, -6.18%, 1.86% of portfolio) was a drag on performance for the fiscal year.    Most recently, they faced headwinds in their hardware business, particularly in China.  IBM rewards shareholders by returning capital to us through share buybacks, which they feel is a better use of capital than growing revenues at a higher rate.  As a fund with relatively low turnover, we expect some of our long term holdings like IBM may not shine every year.

The Federal Reserve Policies mentioned in the shareholder letter have benefitted us as equity investors more than they have helped Main Street or the economy in general.  We expect that investors will see additional challenges when these policies are changed.  As always, we are mindful of the headwinds facing individual companies, as well as the opportunities for a return to a healthier economic environment.

2936-NLD-11/26/2013

Marathon Value Portfolio
PORTFOLIO REVIEW (Unaudited)
October 31, 2013

The Fund's performance figures(*) for the year ended October 31, 2013, compared to its benchmarks:

	One	Five	Ten	Inception*** through
	Year	Year	Year	October 31, 2013
Marathon Value Portfolio	25.48%	13.47%	8.39%	8.03%
S&P 500 Index **	27.18%	15.17%	7.46%	3.07%

* The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's investment advisor has contractually agreed to pay most of the Fund's operating expenses (with certain exceptions) in return for a "universal fee". Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-800-788-6086

** The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

*** Inception date is March 28, 2000.

Comparison of the Change in Value of a $10,000 Investment

The Fund's Top Ten Sectors are as follows:

Sectors	Percentage of Net Assets
Industrial Conglomerates	9.9%
Computers	7.2%
Chemicals	6.6%
Electrical Components, Parts, & Equipment	6.1%
Industrial Machinery	5.9%
Retail Stores	5.9%
Healthcare	5.8%
Energy	5.8%
Banks	5.5%
Insurance	5.2%
Other/Cash & Equivalents	36.1%
100.0%

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS
October 31, 2013
Shares		Fair Value

	COMMON STOCKS - 83.6%
	AUTO PARTS & EQUIPMENT - 2.0%
6,200	Advance Auto Parts, Inc.	$ 614,916
8,500	Genuine Parts Co.	670,055
		1,284,971
	BANKS - 5.0%
11,900	Bofl Holding, Inc. *	718,998
8,707	Credit Suisse Group AG - ADR	271,049
50,900	Northeast Bancorp	509,509
147,042	Seacoast Banking Corp. of Florida *	335,256
18,500	SunTrust Banks, Inc.	622,340
19,530	US Bancorp	729,641
		3,186,793
	CHEMICALS - 5.6%
20,210	Koninklijke DSM NV - ADR	384,192
9,000	PPG Industries, Inc.	1,643,220
22,200	Valspar Corp.	1,553,334
		3,580,746
	COMMUNICATIONS, BROADCASTING & CABLE - 0.3%
8,300	SK Telecom Co., Ltd. - ADR	203,184

	COMPUTERS - 7.2%
1,000	Apple, Inc.	522,350
26,800	Cisco Systems, Inc.	603,000
13,950	EMC Corp/MA	335,777
1,100	Google, Inc. *	1,133,638
17,600	Intel Corp.	429,968
6,200	International Business Machines Corp.	1,111,102
12,600	Microsoft Corp.	445,410
		4,581,245
	DATA SERVICES - 3.9%
6,700	Automatic Data Processing, Inc.	502,299
9,800	Equifax, Inc.	633,766
9,500	Global Payments, Inc.	565,060
31,600	Net 1 UEPS Technologies, Inc. *	375,408
6,000	Verisk Analytics, Inc. *	411,120
		2,487,653

See accompanying notes to financial statements.
Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2013
Shares		Fair Value

	DELIVERY & FREIGHT SERVICES - 1.5%
9,800	United Parcel Service, Inc.	$ 962,752

	ELECTRONIC COMPONENTS, PARTS & EQUIPMENT - 6.1%
21,600	Avnet, Inc.	857,520
22,500	Corning, Inc.	384,525
21,500	Linear Technolgy Corp.	884,510
23,139	Secom Co., Ltd. - ADR *	348,473
9,000	TE Connectivity, Ltd.	463,410
12,200	Texas Instruments, Inc.	513,376
8,780	Zebra Technologies Corp. *	424,162
		3,875,976
	ENERGY - 5.8%
5,000	Anadarko Petroleum Corp.	476,450
6,600	ConocoPhillips	483,780
5,700	Devon Energy Corp.	360,354
5,323	Exxon Mobil Corp.	477,047
17,900	Noble Corp.	674,830
8,000	Phillips 66	515,440
11,500	RPC, Inc.	210,910
9,500	Sasol, Ltd. - ADR	484,690
		3,683,501
	FINANCE - 0.3%
26,300	Reading International, Inc. *	174,106

	GOLD & SILVER ORES - 0.6%
34,200	Allied Nevada Gold Corp. *	139,536
11,500	Silver Wheaton Corp.	260,705
		400,241
	HEALTHCARE - 5.8%
4,700	Becton Dickinson and Co.	494,111
5,500	Cardinal Health, Inc.	322,630
7,300	Edwards Lifesciences Corp. *	475,887
7,808	Life Technologies Corp. *	588,020
8,000	QIAGEN NV *	185,280
16,500	St. Jude Medical, Inc.	946,935
9,700	Stryker Corp.	716,442
		3,729,305

See accompanying notes to financial statements.
Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2013
Shares		Fair Value

	HOUSEHOLD PRODUCTS - 3.4%
13,200	Colgate-Palmolive Co.	$ 854,436
5,600	Kimberly-Clark Corp.	604,800
8,627	Procter & Gamble Co.	696,630
		2,155,866
	INDUSTRIAL CONGLOMERATES - 9.9%
10,700	3M Co.	1,346,595
17,300	Eaton Corp. PLC	1,220,688
20,000	Encana Corp.	358,400
4,500	Ensco PLC	259,425
11,400	Emerson Electric Co.	763,458
23,300	General Electric Co.	609,062
26,684	Raven Industries, Inc.	890,178
24,775	Tyco International, Ltd.	905,526
		6,353,332
	INDUSTRIAL MACHINERY - 5.9%
5,300	AGCO Corp.	309,414
24,838	Graco, Inc.	1,918,984
8,300	Illinois Tool Works, Inc.	653,957
13,300	Lincoln Electric Holdings, Inc.	920,892
		3,803,247
	INSURANCE - 5.2%
3,013	Alleghany Corp. *	1,221,530
5,000	Aon PLC	395,450
6,500	Berkshire Hathaway, Inc. *	748,020
6,200	Leucadia National Corp.	175,708
1,306	National Western Life Insurance Co.	271,648
900	White Mountains Insurance Group, Ltd.	525,663
		3,338,019
	PACKAGED FOODS - 3.2%
11,000	Archer-Daniels-Midland Co.	449,900
12,300	Campbell Soup Co.	523,611
2,500	Fomento Economico Mexicano SAB de CV - ADR	233,250
10,300	PepsiCo., Inc.	866,127
		2,072,888

See accompanying notes to financial statements.
Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2013
Shares		Fair Value

	PHARMACEUTICALS - 3.2%
8,500	Bristol-Myers Squibb Co.	$ 446,420
11,500	GlaxoSmithKline PLC - ADR	605,245
6,845	Novartis AG - ADR	530,830
1,300	Novo Nordisk A/S - ADR	216,671
8,723	Pfizer, Inc.	267,622
		2,066,788
	PUBLISHING & PRINTING MEDIA - 0.4%
5,668	John Wiley & Sons, Inc.	285,044

	RESTAURANTS - 1.3%
8,400	McDonald's Corp.	810,768

	RETAIL STORES - 5.9%
8,600	Bed Bath & Beyond, Inc. *	664,952
6,300	Costco Wholesale Corp.	743,400
16,800	Lowe's Cos, Inc.	836,304
20,120	Staples, Inc.	324,334
4,000	Tiffany & Co.	316,680
8,000	Walgreen Co.	473,920
8,600	Weis Markets, Inc.	440,062
		3,799,652
	SERVICES - MISCELLANEOUS AMUSEMENT & RECREATION - 0.9%
8,000	Walt Disney Co.	548,720

	STAFFING SERVICES - 0.2%
8,034	CDI Corp.	128,946

	TOTAL COMMON STOCK (Cost $30,389,370)	53,513,743

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.3%
11,481	Colony Financial, Inc.	232,261
25,000	Dynex Capital, Inc.	216,000
3,800	EastGroup Properties, Inc.	241,908
19,200	Plum Creek Timber Co.	871,680
	TOTAL REITs (Cost $1,112,280)	1,561,849

See accompanying notes to financial statements.
Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2013
Par value		Fair Value

	BONDS AND NOTES - 7.0%
	CORPORATE BONDS - 5.4%
	AEROSPACE - 0.4%
$ 250,000	Boeing Co., 5.00%, 3/15/2014	$ 254,147

	ASSET BACKED SECURITIES - 0.1%
27,904	Countrywide Asset-Backed Certificates, 3.17%, 10/25/2032 (A)	1,053
61,448	Countrywide Asset-Backed Certificates, 0.83%, 4/25/2032 (A)	40,658
		41,711
	BANKS - 0.5%
300,000	SunTrust Bank, 0.55%, 4/1/2015 (A)	298,347

	CHEMICALS - 0.4%
250,000	ICI Wilmington, Inc., 5.63%, 12/1/2013	250,933

	DIVERSIFIED FINANCIAL SERVICES - 0.8%
500,000	Ford Motor Credit Corp., 8.00%, 6/1/2014	521,311

	FOOD - 0.6%
400,000	Safeway, Inc., 6.25%, 3/15/2014	406,231

	FINANCIAL - 0.4%
250,000	Hartford Financial Services Group, Inc., 4.75%, 3/1/2014	253,130

	MEDIA - 0.8%
500,000	Time Warner Cable, Inc., 7.50%, 4/1/2014	513,474

	PIPELINES - 0.6%
350,000	El Paso, LLC., 6.875%, 6/15/2014	361,317

	TELECOMMUNICATION - 0.6%
400,000	Cellco Partnership/Verizon Wireless Capital, LLC, 5.55%, 2/1/2014	404,425

	CMO - 0.2%
54,319	Impac CMB Trust Series 2003-8, 1.07%, 10/15/2033 (A)	53,322
98,093	Impac CMB Trust Series 2004-4, 1.01%, 9/25/2034 (A)	90,257
		143,579

	TOTAL CORPORATE BONDS (Cost $3,500,851)	3,448,605

See accompanying notes to financial statements.
Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2013
Par Value		Fair Value

	TREASURY INFLATION PROTECTED SECURITIES (TIPS) - 1.6%
$ 1,000,000	TIPS, 1.00%, 5/31/2018 (Cost $996,394)	$ 991,953

	TOTAL BONDS AND NOTES (Cost $4,497,245)	4,440,558

Shares	PREFERRED STOCK - 0.6%
	CHEMICALS - 0.6%
4,000	Ei du Pont de Nemours & Co., 4.50%, Perpetual (Cost $308,578)	357,600

	MONEY MARKET FUND - 6.7%
4,286,047	Huntington Conservative Deposit Account, 0.08% (A)
	(Cost $4,286,047)	4,286,047

	TOTAL INVESTMENTS (Cost $40,593,520)(B) - 100.2%	$ 64,159,797

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(114,416)

	NET ASSETS - 100.00%	$ 64,045,381

* Non-income producing securities.
REIT - Real Estate Investment Trust.
CMO - Collateralized Mortgage Obligation
ADR American Depositary Receipt.
(A) Variable rate security; the rate shown represents the yield at October 31, 2013.

(B) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $40,604,541 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 24,118,474
	Unrealized depreciation	(563,218)
	Net unrealized appreciation	$ 23,555,256

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

ASSETS
Investment securities:
At cost	$ 40,593,520
At fair value	$ 64,159,797
Dividends and interest receivable	97,001
Receivable for securities sold	11,029
Receivable for fund shares sold	10,000
Receivable for foreign tax reclaims	1,051
TOTAL ASSETS	64,278,878

LIABILITIES
Payable for securities purchased	191,695
Investment advisory fees payable (a)	41,802
TOTAL LIABILITIES	233,497
NET ASSETS	$ 64,045,381

Net Assets Consist Of:
Paid in capital	$ 38,479,328
Undistributed net investment income	221,255
Accumulated net realized gain from security transactions	1,778,521
Net unrealized appreciation on investments	23,566,277
NET ASSETS	$ 64,045,381

Net Asset Value Per Share:
Shares:
Net Assets	$ 64,045,381
Shares of beneficial interest outstanding	2,927,657

Net asset value	$ 21.88

(a) See Note 3 in the Notes to Financial Statements

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2013

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $8,768)	$ 967,990
Interest	85,801
TOTAL INVESTMENT INCOME	1,053,791

EXPENSES
Investment advisory fees (a)	700,764
TOTAL EXPENSES	700,764

NET INVESTMENT INCOME	353,027

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	1,801,668
Change in unrealized appreciation on investments	10,806,589

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	12,608,257

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 12,961,284

(a) See Note 3 in the Notes to Financial Statements

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2013	October 31, 2012
FROM OPERATIONS
Net investment income	$ 353,027	$ 349,851
Net realized gain from investments	1,801,668	385,315
Net change in unrealized appreciation on investments	10,806,589	3,701,211
Net increase in net assets resulting from operations	12,961,284	4,436,377

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(403,638)	(278,183)
From net realized gains	(409,874)	(843,382)
Net decrease in net assets from distributions to shareholders	(813,512)	(1,121,565)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	6,878,155	7,695,358
Reinvestment of distributions to shareholders	812,386	1,118,418
Payments for shares redeemed	(6,149,444)	(3,022,910)
Net increase in net assets from shares of beneficial interest	1,541,097	5,790,866

TOTAL INCREASE IN NET ASSETS	13,688,869	9,105,678

NET ASSETS
Beginning of Year	50,356,512	41,250,834
End of Year *	$ 64,045,381	$ 50,356,512
* Includes undistributed net investment income of:	$ 221,255	$ 272,751

SHARE ACTIVITY
Shares Sold	352,736	448,393
Shares Reinvested	45,949	69,814
Shares Redeemed	(312,711)	(174,254)
Net increase from share activity	85,975	343,953

See accompanying notes to financial statements.

Marathon Value Portfolio
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2013		October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009

Net asset value, beginning of period	$ 17.72		$ 16.52	$ 15.39	$ 13.37	$ 12.54

Activity from investment operations:
Net investment income	0.12	(b)	0.13	0.10	0.11	0.12
Net realized and unrealized
gain on investments	4.33		1.51	1.13	2.02	0.91
Total from investment operations	4.45		1.64	1.23	2.13	1.03

Less distributions from:
Net investment income	(0.14)		(0.11)	(0.10)	(0.11)	(0.19)
Net realized gains	(0.15)		(0.33)	-	-	(0.01)
Total distributions	(0.29)		(0.44)	(0.10)	(0.11)	(0.20)

Net asset value, end of period	$ 21.88		$ 17.72	$ 16.52	$ 15.39	$ 13.37

Total return (a)	25.48%		10.24%	8.03%	16.04%	8.51%

Net assets, end of period (000s)	$ 64,045		$ 50,357	$ 41,251	$ 36,831	$ 30,802

Ratio of expenses to average net assets
before waiver	1.21%	(d)	1.25%	1.25%	1.27%	1.28%
Ratio of expenses
to average net assets	1.21%	(d)	1.25%	1.25%	1.23%	1.25%
Ratio of net investment income to average
net assets before waiver	0.61%		0.75%	0.64%	0.72%	0.99%
Ratio of net investment income to average
net assets (c)	0.61%		0.75%	0.64%	0.76%	1.02%

Portfolio Turnover Rate	10%		13%	16%	16%	26%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The expenses of the investment funds are excluded from the Fund's expense ratio.

(d) Effective March 8, 2013, the expense cap changed from 1.25% to 1.20%

See accompanying notes to financial statements.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS

October 31, 2013

1.

ORGANIZATION

Marathon Value Portfolio (the ‘‘Fund’’) is a series of shares of beneficial interest of the Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the "Trust"). The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), The Fund currently consists of one class of shares. Pursuant to a reorganization that took place on March 8, 2013, the Fund is the successor to the Marathon Value Portfolio, a series of the Unified Series Trust (the “Predecessor Fund”), which is the successor to the Marathon Value Portfolio of the AmeriPrime Funds (the “Original Fund”), pursuant to a reorganization that took place on January 3, 2003.  The Predecessor Fund and the Original Fund had the same investment objectives and strategies and substantially the same investment policies as the Fund. The Original Fund commenced operations in March 1998. The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Since March 28, 2000 the Fund’s Advisor has been Spectrum Advisory Services, Inc. (the “Advisor”).

 At a meeting held on November 11, 2012, the Board of Directors, including the Independent Directors, considered and unanimously approved an Agreement and Plan of Reorganization and Termination (the “Agreement”). Under the Agreement, the Predecessor Fund assigned all of its assets and liabilities to the Fund in exchange for a number of the Fund shares equivalent in number and value to the shares of the Predecessor Fund outstanding immediately prior to March 8, 2013 (the “Closing Date”), followed by a distribution of those shares to the Predecessor Fund shareholders so that each Predecessor Fund shareholder received shares of the Fund equivalent to the number of Predecessor Fund shares held by such shareholder on the Closing Date.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America
(‘‘GAAP), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

 Fair Value Team and Valuation Process -  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2013, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$ 53,513,743	$ -	$ -	$ 53,513,743
Real Estate Investment Trusts	1,561,849	-	-	1,561,849
Corporate Bonds	-	3,448,605	-	3,448,605
TIPs	-	991,953	-	991,953
Preferred Stock	357,600	-	-	357,600
Money Market Fund	4,286,047	-	-	4,286,047
Total	$ 59,719,239	$ 4,440,558	$ -	$ 64,159,797

The Fund did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*Refer to the Schedule of Investments for classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken by the Fund in its 2010, 2011, 2012, and 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

2.

INVESTMENT TRANSACTIONS

For the six months ended October 31, 2013, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $10,354,731 and $5,098,720 respectively.

3.

INVESTMENT ADVISORY AGREEMENT/TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the ”Agreement”), the Advisor has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a “universal fee.” The Agreement states that the Fund, not the Advisor, is obligated to pay the following expenses: brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of independent trustees and officers, and extraordinary or nonrecurring expense. As compensation for its management services and the agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.20% of the average daily net assets of the Fund.

Prior to March 8, 2013, the Adviser provided management services to the Predecessor Fund under the terms of a prior management agreement under which the Predecessor Fund was obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. The Predecessor Fund, not the Adviser, paid brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or nonrecurring expenses, including litigation, and any 12b-1 fees.

For the year ended October 31, 2013, the Advisor earned fees of approximately $466,243 and $234,521 from the Fund and Predecessor Fund, respectively.  At October 31, 2013, the Fund owed the Advisor $41,802.

The fees paid to the Manager are reviewed annually by the Fund’s Board of Trustees. A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Manager is available following the Notes to Financial Statements.

For the period November 1, 2012 to March 8, 2013, Huntington Assets Services, Inc. provided administrative, fund accounting, and transfer agency services to the Fund.

Effective at the close of business on March 8, 2013, Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust.

Pursuant to the terms of an administrative servicing agreement with GFS, Gemini receives a monthly fee for all operating expenses of the Fund, which is calculated on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expense and Custody Fees.  The approved entities may be affiliates of GFS.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. The Distributor is an affiliate of GFS. During the year ended October 31, 2013, the Distributor received $0 in underwriting commissions.

Effective March 8, 2013, with the approval of the Board, the Fund pays its pro rata share of a total of $24,000 annual fee for each Independent Trustee, plus $3,500 per year for the Chairman of the Audit Committee and the Chairman of the Board of Trustees.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

4.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following periods was as follows:

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between the book basis and tax basis for unrealized appreciation and undistributed net investment income is primarily attributable to adjustments for return of capital distributions from C-Corporations.

Permanent book and tax differences, primarily attributable to adjustments for paydowns, grantor trusts and return of capital distributions from C-Corporations, resulted in reclassification for the period ended October 31, 2013 as follows:

5.

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2013, Charles Schwab & Co. was the record owner of 73.51% of the Fund’s outstanding shares. Charles Schwab & Co. may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others.  As a result, Charles Schwab & Co. may be deemed to control the Fund.

6.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

7.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Marathon Value Portfolio and

Board of Trustees of Northern Lights Fund Trust III

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marathon Value Portfolio (the “Fund”), a series of Northern Lights Fund Trust III as of , and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of , by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Marathon Value Portfolio as of , the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 24, 2013

Marathon Value Portfolio

EXPENSE EXAMPLES

October 31, 2013 (Unaudited)

As a shareholder of Marathon Value Portfolio (the ‘‘Fund’’), you incur costs, consisting solely of management fees, tax expenses, and trustee expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from

May 1, 2013 to October 31, 2013 (the ‘‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period 5/1/13-10/31/13*	Expense Ratio During the Period 5/1/13-10/31/13
	$1,000.00	$1,104.50	$6.42	1.21%

Hypothetical (5% return before expenses)	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period 5/1/13-10/31/13*	Expense Ratio During the Period 5/1/13-10/31/13
	$1,000.00	$1,019.11	$6.16	1.21%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Rev. April 2012

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

n

Social Security number and income

n

assets, account transfers and transaction history

n

investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■

open an account or give us contact information

■

provide account information or give us your income information

■

make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates’ everyday business purposes—information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

Marathon Value Portfolio

OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (800) 788-6086.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. Such information is also available on the SEC’s website at http://www.sec.gov.

Northern Lights Fund Trust III

17605 Wright Street

Omaha, NE 68130

MANAGER

Spectrum Advisory Services, Inc.

1050 Crown Pointe Parkway, Suite 750

Atlanta, GA 30338

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

TRANSFER AGENT

Gemini Fund Services, LLC

17605 Wright Street

Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, OH 43215

CUSTODIAN BANK

Huntington National Bank

41 South High Street

Columbus, OH  43215

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 – $12,000

2012 – N/A

(b)

Audit-Related Fees

2013 – None

2012 – N/A

(c)

Tax Fees

2013 – $2,500

2012 – N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 – N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

N/A

Tax Fees:

0.00%

N/A

All Other Fees:

0.00%

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,500

2012 – N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/6/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

1/6/14

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

1/6/14